Supplement dated July 1, 1999 to the
                          Prospectus dated May 1, 1999
                   for the AIM/CIGNA Heritage Variable Annuity

                   Connecticut General Life Insurance Company
                      CG Variable Annuity Separate Account

                         For residents of New York State

     This supplement is intended to be used with the prospectus dated May 1, 1999. This supplement, together with the prospectus, constitutes a current prospectus for residents of New York State who have purchased the AIM/CIGNA Heritage Variable Annuity.

                                      * * *

1.   No Telephone Transfers

     Telephone transfers are not available to residents of New York State. Please disregard the paragraph on page 15 regarding telephone transfers.

2.   Minimum amount of premium payment you can direct into the fixed account

     Residents of New York State who wish to allocate premium payments into the fixed account must direct a payment of at least $2,500 to the fixed account. Please disregard the information on pages 3 and 12 regarding minimum allocations to the fixed account.

3.   Fixed account transfers

     For residents of New York State, transfers involving the fixed account are subject to the following conditions:

     o You must transfer at least $1,000 from a fixed subaccount, unless you are transferring the entire value of the subaccount;

     o The amount you transfer to any fixed subaccount must be at least $2,500; o There must be at least $2,500 remaining in the fixed subaccount after the transfer;

     o We may transfer any fixed subaccount balance which has a value below $2,500 to that variable subaccount where you maintain the highest value, or to the fixed account if there is no variable subaccount where you maintain a balance greater than $50; and

     o    Transfers may be subject to a Market Value Adjustment.

     Please disregard the information on pages 4, 15 and 17 regarding transfers involving the fixed account or minimum value requirements for the fixed subaccounts.